Exhibit 99.2
FORM 3 CONTINUATION SHEET?JOINT FILER INFORMATION
This Statement on Form 3 is filed by Sunstone Hotel Investors, L.L.C., Westbrook Real
Estate Fund III, L.P., Westbrook Real Estate Co-Investment Partnership III, L.P.,
Westbrook SHP L.L.C., Westbrook Sunstone Investors L.L.C., Westbrook Real Estate
Partners Management III, LLC, Westbrook Real Estate Fund IV, L.P., Westbrook Real
Estate Co-Investment Partnership IV, L.P., Westbrook Real Estate Partners Management
IV, LLC, Sunstone/WB Manhattan Beach, LLC, Sunstone/WB Hotel Investors IV, LLC
and WB Hotel Investors, LLC.  The principal business address of each of the Reporting
Persons is 13155 Noel Road, Suite 700, Dallas, Texas 75240.
Name of Designated Filer:  Sunstone Hotel Investors, L.L.C.
Date of Event Requiring Statement:  October 20, 2004
Issuer Name and Ticker or Trading Symbol:  Sunstone Hotel Investors, Inc. (SHO)
                              Sunstone Hotel Investors, L.L.C.
                              By:  Westbrook SHP, L.L.C.,  Managing Member

                                   By:  Westbrook Sunstone Investors, L.L.C.,
                                                Managing Member

                                              By:       /s/ Patrick K. Fox
                                                           Patrick K. Fox,  Secretary

                              Westbrook Real Estate Fund III, L.P.
                                  By:        Westbrook Real Estate Partners Management III, L.L.C.,
                                      General Partner

                              By:        Westbrook Real Estate Partners, L.L.C.,
                                                Managing Member

                                              By:       /s/ Patrick K. Fox
                                                           Patrick K. Fox, Managing Member

                              Westbrook Real Estate Co-Investment Partnership III, L.P.
                              By:        Westbrook Real Estate Partners Management III, L.L.C.,
                                      General Partner

                              By:        Westbrook Real Estate Partners, L.L.C.,
                                                Managing Member

                                              By:       /s/ Patrick K. Fox
                                                           Patrick K. Fox, Managing Member
                              Westbrook SHP L.L.C.
                              By:  Westbrook Sunstone Investors, L.L.C.,
                                      Managing Member

                                      By:       /s/ Patrick K. Fox
                                               Patrick K. Fox, Secretary

                              Westbrook Sunstone Investors, L.L.C.

                              By:       /s/ Patrick K. Fox
                                       Patrick K. Fox, Secretary

                              Westbrook Real Estate Partners Management III, L.L.C.
                              By:        Westbrook Real Estate Partners, L.L.C.,
                                      Managing Member

                                      By:       /s/ Patrick K. Fox
                                                   Patrick K. Fox, Managing Member

                              Westbrook Real Estate Fund IV, L.P.
                              By:        Westbrook Real Estate Partners Management IV, L.L.C.,
                                      General Partner

                              By:        Westbrook Real Estate Partners, L.L.C.,
                                                Managing Member

                                              By:       /s/ Patrick K. Fox
                                                           Patrick K. Fox, Managing Member

                              Westbrook Real Estate Co-Investment Partnership IV, L.P.
                              By:        Westbrook Real Estate Partners Management IV, L.L.C.,
                                      General Partner

                              By:        Westbrook Real Estate Partners, L.L.C.,
                                                Managing Member

                                              By:       /s/ Patrick K. Fox
                                                           Patrick K. Fox, Managing Member

                              Westbrook Real Estate Partners Management IV, L.L.C.
                              By:        Westbrook Real Estate Partners, L.L.C.,
                                      Managing Member

                                      By:       /s/ Patrick K. Fox
                                                   Patrick K. Fox, Managing Member

                              Sunstone/WB Manhattan Beach, LLC
                              By:  Sunstone/WB Hotel Investors, IV, LLC, Managing Member

                                      By:       /s/ Patrick K. Fox
                                                   Patrick K. Fox, Vice President

                              Sunstone/WB Hotel Investors IV, LLC

                              By:       /s/ Patrick K. Fox
                                       Patrick K. Fox, Vice President

                              WB Hotel Investors, LLC

                              By:       /s/ Patrick K. Fox
                                       Patrick K. Fox, Secretary